SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 1)

       Filed by the registrant [X]

       Filed by a party other than the registrant [ ]

       Check the appropriate box:

       [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                  Commission only (as permitted
                                                  by Rule 14a-6(e)(2))

       [ ] Definitive proxy statement.

       [X] Definitive additional materials.

       [ ] Soliciting material under Rule 14a-12

                      John Hancock Variable Series Trust I
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

       Payment of filing fee (check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                      John Hancock Variable Series Trust I

              Notice of Rescheduled Special Meeting of Shareholders of the Fundamental Growth Fund (formerly the Fundamental Mid Cap Growth Fund)

     We are required to reschedule a portion of the September 28, 2000 Special Meeting of Shareholders of the John Hancock Variable Series Trust I (the "Trust") due to a systems difficulty that prevented the timely delivery of notice to certain Shareholders in the Fundamental Growth Fund (formerly the Fundamental Mid Cap Growth Fund).

     A Special Meeting for Shareholders in the Fundamental Growth Fund (formerly the Fundamental Mid Cap Growth Fund) of the Trust now will be held at the offices of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston Massachusetts (telephone 1-800-732-5543), at 11:00 A.M., on Wednesday, October 4, 2000 to consider and vote upon the following matters:

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Proposals  to  approve,   as  to  the  Fundamental  Growth  Fund  (formerly  the
Fundamental Mid Cap Growth Fund):
     A. a new Sub-Investment Management Agreement among the Trust, John Hancock, and Putnam Investment Management, Inc. ("Putnam"); and
     B. an amendment to the March 14, 1996 Investment Management Agreement between the Trust and John Hancock, reflecting an increase in the Investment Advisory Fee.
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     In addition,  any other business as may properly come before the meeting or any adjournment thereof, may be transacted at this Special Meeting.

     In addition, any other business as may properly come before the meeting or any adjournment thereof, may be transacted at the October 4 Special Meeting.

     The proposals to be considered at the October 4 Special Meeting are identified as Proposals 4A and 4B in the proxy statement ("Proxy Statement") that we previously furnished for the September 28, 2000 Special Meeting. The Proxy Statement contains important information with respect to these Proposals and you should read it carefully.

Voting Instructions

     An owner of a variable life insurance policy or a variable annuity contract ("Shareholder") will be entitled to give voting instructions for the October 4 Special Meeting only if he/she was the Shareholder of record as of the close of business on July 31, 2000. Any authorized voting instruction from a Shareholder of the Fundamental Growth Fund that was intended to be exercised at the September 28, 2000 Special Meeting will be valid for the October 4 Special Meeting and will be revocable only at the direction of the Shareholder executing it. Any person giving voting instructions may revoke them at any time prior to their exercise by submitting a superseding voting instruction form or a notice of revocation to the Trust. In addition, although mere attendance at the meeting will not revoke voting instructions, a Shareholder present at the meeting may withdraw his/her voting instruction form and vote in person. John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company will vote Trust shares in accordance with all properly executed and unrevoked voting instructions received in time for this meeting. If an insufficient number of affirmative votes are obtained to approve either Proposal 4A or 4B, the October 4 Special Meeting may be adjourned to permit the solicitation of additional votes.

      A number of other Proposals described in the Proxy Statement (i.e., Proposals 1A, 1B, 1C, 2, 3A, 3B, 3C, 5, 6, 7, 8, 9, 10 or 11) are to be voted upon at the September 28, 2000 Special Meeting. These Proposals relate to other Funds of the Trust and will not be rescheduled. Any authorized voting instructions you furnish with respect to any of those other Proposals will be voted at the September 28, 2000 Special Meeting in the manner described in the Proxy Statement.


                                                    THOMAS J. LEE
                                                    President and Vice Chairman,
                                                    Board of Trustees
Boston, Massachusetts
September 22, 2000


































Form ProxAll - 9/22

                      John Hancock Variable Series Trust I

              Notice of Rescheduled Special Meeting of Shareholders of the Fundamental Growth Fund (formerly the Fundamental Mid Cap Growth Fund)

     We are required to reschedule a portion of the September 28, 2000 Special Meeting of Shareholders of the John Hancock Variable Series Trust I (the "Trust") due to a systems difficulty that prevented the timely delivery of notice to you. The Special Meeting for Shareholders in the Fundamental Growth Fund (formerly the Fundamental Mid Cap Growth Fund) of the Trust now will be held at the offices of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston Massachusetts (telephone 1-800-732-5543), at 11:00 A.M., on Wednesday, October 4, 2000 to consider and vote upon the following matters:

--------------------------------------------------------------------------------
Proposals to approve, as to the Fundamental Growth Fund (formerly the Fundamental Mid Cap Growth Fund):
     A. a new Sub-Investment Management Agreement among the Trust, John Hancock, and Putnam Investment Management, Inc. ("Putnam"); and
     B. an amendment to the March 14, 1996 Investment Management Agreement between the Trust and John Hancock, reflecting an increase in the Investment Advisory Fee.
--------------------------------------------------------------------------------

     In addition, any other business as may properly come before the meeting or any adjournment thereof, may be transacted at the October 4 Special Meeting.

     The proposals to be considered at the October 4 Special Meeting are identified as Proposals 4A and 4B in the enclosed proxy statement ("Proxy Statement"). The Proxy Statement contains important information with respect to these Proposals and you should read it carefully.

Voting Instructions

     An owner of a variable life insurance policy or a variable annuity contract ("Shareholder") will be entitled to give voting instructions for the October 4 Special Meeting only if he/she was the Shareholder of record as of the close of business on July 31, 2000. Any authorized voting instructions you furnish with respect to these Proposals will be valid for the October 4 Special Meeting (notwithstanding the fact that the voting instruction cards refer to the September 28, 2000 meeting date) and will be revocable only at the direction of the Shareholder executing them. If an insufficient number of affirmative votes are obtained to approve either Proposal, this meeting may be adjourned to permit the solicitation of additional votes. Any person giving voting instructions may revoke them at any time prior to their exercise by submitting a superseding voting instruction form or a notice of revocation to the Trust. In addition, although mere attendance at the meeting will not revoke voting instructions, a Shareholder present at the meeting may withdraw his/her voting instruction form and vote in person. John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company will vote Trust shares in accordance with all properly executed and unrevoked voting instructions received in time for this meeting.

     Any authorized voting instructions you furnish with respect to any other Proposals described in the Proxy Statement (i.e., Proposals 1A, 1B, 1C, 2, 3A, 3B, 3C, 5, 6, 7, 8, 9, 10 or 11) will be voted at the September 28, 2000 Special Meeting in the manner described in the Proxy Statement.



                                                    THOMAS J. LEE
                                                    President and Vice Chairman,
                                                    Board of Trustees
Boston, Massachusetts
September 22, 2000


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WHETHER  OR NOT YOU EXPECT TO BE PRESENT AT THE  MEETING,  PLEASE  COMPLETE  AND
RETURN THE ENCLOSED FORM OF VOTING INSTRUCTIONS. THIS FORM WILL BE USED WITH RESPECT TO THE SPECIAL MEETING THAT IS NOW SCHEDULED FOR OCTOBER 4, 2000. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.
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Form ProxRev - 9/22